UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 15, 2005
                                                         -----------------


                          WESTERN PLAINS ENERGY, L.L.C.
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             (Exact name of registrant as specified in its charter)


             Kansas                       0-50714               48-1247506
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  (State or other jurisdiction of     (Commission File     (I.R.S. Employer
   incorporation or organization)         Number)          Identification No.)

                3022 County Road 18
                    Oakley, KS                                 80918
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       (Address of principal executive offices)              (Zip Code)


        Registrant's telephone number including area code: (785) 672-8810
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          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events.

     At a meeting on February 15, 2005, the Board of Managers of Western Plains Energy, L.L.C. approved a cash distribution to our members equal to $200 for each of the 4,080 capital units outstanding on that date, or a total of $816,000. The distribution was made with the approval of our principal lender under the terms of our loan agreement and was mailed to members on February 21, 2005.

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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             WESTERN PLAINS ENERGY, L.L.C.



Date:  February 22, 2005            By:  /s/ Michael J. Erhart
                                         ---------------------------------------
                                         Michael J. Erhart,
                                         Chief Executive Officer/General Manager


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